UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

Sphere 3D Corp.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

240 Matheson Blvd. East,
Mississauga, Ontario	L4Z 1X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2018, Sphere 3D Corp. (“Sphere 3D”), as borrower, certain of its subsidiaries, as guarantors, FBC Holdings S.a r.l. (“FBC”), as lender, entered into that certain Third Amendment to 8% Senior Secured Convertible Debenture (the “FBC Amendment”), under which the maturity date of Sphere 3D’s 8% Senior Secured Convertible Debenture (the “FBC Debenture”) owing to FBC was extended from March 31, 2018 to May 31, 2018. The FBC Amendment also altered the schedule for interest payments under the FBC Debenture by deferring the interest due March 31, 2018 to April 16, 2018 and providing for future accrued interest to be paid twice monthly rather than quarterly. In partial consideration for the extension, the Company agreed to pay to FBC a fee, payable in cash or common shares of the Company at the Company’s option, consisting of four equal payments of $183,750, the first of which was due on March 31, 2018 and is payable on April 16, 2018 and the others of which are due and payable on April 16, 2018, April 30, 2018 and May 16, 2018.

Also on March 30, 2018, Overland Storage, Inc. (“Overland” and together with Sphere 3D, the “Company”), as co-borrower, and Tandberg Data GmbH, as co-borrower, Sphere 3D, as guarantor, and certain of Sphere 3D’s subsidiaries, as guarantors, and Opus Bank (“Opus”) entered into that certain Amendment Number Eight to Credit Agreement (the “Opus Amendment” and together with the FBC Amendment, the “Amendments”), under which the maturity date of the loans owing to Opus under that certain Credit Agreement dated as of April 6, 2016 (together with the Cyrus Debenture, the “Debt Facilities”) was extended from March 31, 2018 to May 31, 2018.

Each of the Amendments contains covenants to achieve certain progress milestones in connection with the potential sale of the Company’s data protection and archive business and, in the case of the Opus Amendment, certain obligations in the event that the sale is not consummated. The Company has agreed to pay certain extension fees in connection with the Amendments. The terms of the Debt Facilities otherwise remain unchanged.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of the Form 8-K, the disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On April 2, 2018, the Company issued a press release announcing the foregoing. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued April 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2018

SPHERE 3D CORP.

By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued April 2, 2018